SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 17, 2004

                                 GOAMERICA, INC.

               (Exact Name of Registrant as Specified in Charter)

          Delaware                    0-29359               22-3693371
----------------------------   ----------------------   --------------------
(State or Other Jurisdiction  (Commission File Number)  (IRS Employer
            of Incorporation)                            Identification No.)

  433 HACKENSACK AVENUE, HACKENSACK NJ                                07601
  ------------------------------------                                -----
(Address of principal executive offices)                           (Zip Code)

        Registrant's telephone number, including area code (201) 996-1717

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ITEM  5. OTHER EVENTS

GoAmerica, Inc. (the "Company") received a determination from The Nasdaq Stock Market ("Nasdaq") Listings Qualifications Panel granting the Company additional time to regain compliance with Nasdaq's one dollar minimum bid price requirement.

The Company has issued a press release disclosing the foregoing information.

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1 Press Release of GoAmerica, Inc. dated August 19, 2004.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GOAMERICA, INC.

By: /s/ Daniel R. Luis
   ----------------------------
        Daniel R. Luis
        Chief Executive Officer

Dated: August 19, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

99.1          Press Release of GoAmerica, Inc. dated August 19, 2004.

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